Net Debt - Summary of Net Debt (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of net debt [abstract]
Cash and cash equivalents	$ 1,450	$ 1,675
Loans and other borrowings - current	(292)	(869)
Loans and other borrowings - non-current	(2,553)	(2,898)
Lease liabilities-current	(35)	(34)
Lease liabilities-non current	(384)	(416)
Derivative financial instruments hedging debt values (note 24)	(67)	13
Net debt	$ (1,881)	$ (2,529)	$ (2,665)